UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2023

General Mills, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-01185	41-0274440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number One General Mills Boulevard Minneapolis, Minnesota	55426
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (763) 764-7600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	GIS	New York Stock Exchange
0.125% Notes due 2025	GIS 25A	New York Stock Exchange
0.450% Notes due 2026	GIS 26	New York Stock Exchange
1.500% Notes due 2027	GIS 27	New York Stock Exchange
3.907% Notes due 2029	GIS 29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 26, 2023, the Company held its 2023 Annual Meeting. There were 504,765,469 shares of common stock represented either in person or by proxy at the meeting. For more information on the following proposals submitted to shareholders, see the Company’s definitive proxy statement, dated August 14, 2023. Below are the final voting results.

1.	Election of Directors

Director Nominee	For	Against	Abstain	Broker Non-Votes
R. Kerry Clark	402,643,374	16,717,007	1,736,620	83,668,468
C. Kim Goodwin	411,246,946	8,149,263	1,700,792	83,668,468
Jeffrey L. Harmening	378,214,226	39,417,241	3,465,534	83,668,468
Maria G. Henry	407,792,978	11,607,837	1,696,186	83,668,468
Jo Ann Jenkins	415,962,288	3,425,007	1,709,706	83,668,468
Elizabeth C. Lempres	409,810,976	9,589,245	1,696,780	83,668,468
Diane L. Neal	416,466,179	2,976,745	1,654,077	83,668,468
Steve Odland	404,496,237	14,871,054	1,729,710	83,668,468
Maria A. Sastre	407,237,696	12,194,481	1,664,824	83,668,468
Eric D. Sprunk	413,803,685	3,258,504	4,034,812	83,668,468
Jorge A. Uribe	412,638,018	6,733,643	1,725,340	83,668,468

2.	Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
387,679,969	31,344,885	2,072,147	83,668,468

3.	Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

One Year	Two Years	Three Years	Abstain
409,746,057	1,497,802	7,832,312	2,020,830

4.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
470,731,481	32,137,512	1,896,476	0

5.	Management Proposal – Special Shareholder Meeting Right

For	Against	Abstain	Broker Non-Votes
281,641,760	112,344,984	27,110,257	83,668,468

6.	Shareholder Proposal – Special Shareholder Meeting Right

For	Against	Abstain	Broker Non-Votes
251,882,113	165,987,946	3,226,942	83,668,468

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2023

GENERAL MILLS, INC.

By:	/s/ Karen Wilson Thissen
Name: Karen Wilson Thissen
Title: General Counsel and Secretary